UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09243

                           The Gabelli Utility Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utility Trust Annual Report — December 31, 2013	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) total return of The Gabelli Utility Trust (the “Fund”) was 21.0%. The total return for the Standard & Poor’s (“S&P”) 500 Utilities Index was 13.2%. The total return for the Fund’s publicly traded shares was 14.1%. The Fund’s NAV per share was $5.98, while the price of the publicly traded shares closed at $6.39 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Sincerely yours,

Bruce N. Alpert
President

February 11, 2014

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	20.99%	16.47%	10.16%	9.32%
Investment Total Return (c)	14.13	12.50	5.27	8.07
S&P 500 Utilities Index	13.21	10.17	9.23	5.19	(d)
Lipper Utility Fund Average	19.90	13.57	10.45	5.92
S&P 500 Index	32.39	17.94	7.41	4.00

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d) From June 30, 1999, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2013:

The Gabelli Utility Trust

Electric Integrated	38.4%
U.S. Government Obligations	10.3%
Natural Gas Integrated	8.2%
Natural Gas Utilities	7.4%
Electric Transmission and Distribution	7.1%
Cable and Satellite	6.4%
Telecommunications	4.4%
Water	3.6%
Global Utilities	3.2%
Wireless Communications	2.7%
Merchant Energy	1.6%
Natural Resources	1.5%
Services	1.0%
Aerospace	0.7%
Diversified Industrial	0.7%
Entertainment	0.6%

Specialty Chemicals	0.5%
Transportation	0.4%
Independent Power Producers and Energy Traders	0.4%
Environmental Services	0.2%
Communications Equipment	0.2%
Investment Companies	0.2%
Alternative Energy	0.1%
Equipment and Supplies	0.1%
Real Estate	0.1%
Agriculture	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utility Trust

Schedule of Investments — December 31, 2013

			Market
Shares		Cost	Value
	COMMON STOCKS — 89.4%
	ENERGY AND UTILITIES — 73.2%
	Alternative Energy — 0.1%
6,000	Ormat Industries Ltd.	$68,688	$41,112
12,000	Ormat Technologies Inc.	254,979	326,520
8,100	Renegy Holdings Inc.†	57,108	648

		380,775	368,280

	Electric Integrated — 38.4%
23,000	ALLETE Inc.	728,776	1,147,240
72,000	Alliant Energy Corp.	1,751,407	3,715,200
17,000	Ameren Corp.	560,038	614,720
75,000	American Electric Power Co. Inc.	2,559,836	3,505,500
10,000	Avista Corp.	199,636	281,900
50,000	Black Hills Corp.	2,064,289	2,625,500
27,000	Cleco Corp.	524,506	1,258,740
100,000	CMS Energy Corp.	1,705,108	2,677,000
28,000	Dominion Resources Inc.	1,474,777	1,811,320
23,000	DTE Energy Co.	934,776	1,526,970
95,000	Duke Energy Corp.	5,283,416	6,555,950
80,000	Edison International	3,504,228	3,704,000
170,000	El Paso Electric Co.	3,150,342	5,968,700
1,000	Emera Inc.	21,639	28,779
3,000	Entergy Corp.	75,249	189,810
98,000	FirstEnergy Corp.	4,273,234	3,232,040
178,000	Great Plains Energy Inc.	4,551,602	4,314,720
52,000	Hawaiian Electric Industries Inc.	1,253,982	1,355,120
89,000	Integrys Energy Group Inc.	4,500,171	4,842,490
60,000	MGE Energy Inc.	1,870,785	3,474,000
93,000	NextEra Energy Inc.	4,616,710	7,962,660
48,000	NiSource Inc.	1,020,001	1,578,240
105,000	NorthWestern Corp.	3,163,658	4,548,600
187,000	OGE Energy Corp.	2,254,437	6,339,300
30,000	Otter Tail Corp.	774,407	878,100
48,000	PG&E Corp.	1,280,160	1,933,440
102,000	PNM Resources Inc.	1,284,142	2,460,240
38,000	Public Service Enterprise Group Inc.	996,629	1,217,520
56,000	SCANA Corp.	1,779,652	2,628,080
110,000	TECO Energy Inc.	1,643,798	1,896,400
25,000	The Empire District Electric Co.	515,057	567,250
16,500	Unitil Corp.	427,366	503,085
133,000	UNS Energy Corp.	7,162,487	7,960,050
47,000	Vectren Corp.	1,162,166	1,668,500
227,000	Westar Energy Inc.	5,169,682	7,302,590
170,000	Wisconsin Energy Corp.	3,864,545	7,027,800
175,000	Xcel Energy Inc.	3,508,811	4,889,500

		81,611,505	114,191,054

	Electric Transmission and Distribution —7.1%
243	Brookfield Infrastructure Partners LP	5,103	9,530
57,000	Consolidated Edison Inc.	2,911,630	3,150,960

			Market
Shares		Cost	Value

125,000	Exelon Corp.	$3,496,775	$3,423,750
300,000	Northeast Utilities(a)	6,680,164	12,717,000
22,500	Pepco Holdings Inc.	449,918	430,425
36,666	UIL Holdings Corp.	966,693	1,420,808

		14,510,283	21,152,473

	Global Utilities — 3.2%
14,000	Areva SA†	576,141	365,938
10,000	Chubu Electric Power Co. Inc.	214,545	129,048
134,000	Electric Power Development Co. Ltd.	3,824,074	3,900,009
27,000	Endesa SA†	824,183	865,456
300,000	Enel SpA	1,862,753	1,309,946
494,900	Hera SpA	766,919	1,123,380
11,000	Hokkaido Electric Power Co. Inc.†	185,270	126,284
8,000	Hokuriku Electric Power Co.	146,449	108,404
3,000	Huaneng Power International Inc., ADR.	81,590	108,750
41,000	Korea Electric Power Corp., ADR†	630,569	681,010
13,000	Kyushu Electric Power Co. Inc.†	232,303	165,663
3,000	Niko Resources Ltd.†	120,788	7,173
8,000	Shikoku Electric Power Co. Inc.†	155,987	119,647
8,000	The Chugoku Electric Power Co. Inc.	150,761	124,281
15,000	The Kansai Electric Power Co. Inc.†	229,800	172,206
13,000	Tohoku Electric Power Co. Inc.†	172,497	146,036

		10,174,629	9,453,231

	Merchant Energy — 1.6%
300,000	GenOn Energy Inc., Escrow†	0	0
320,000	The AES Corp.(a)	3,887,880	4,643,200

		3,887,880	4,643,200

	Natural Gas Integrated — 7.9%
1,000	Devon Energy Corp.	54,420	61,870
100,000	Kinder Morgan Inc.	2,535,198	3,600,000
132,000	National Fuel Gas Co.	4,547,827	9,424,800
168,000	ONEOK Inc.	2,344,640	10,446,240

		9,482,085	23,532,910

	Natural Gas Utilities — 7.4%
90,000	AGL Resources Inc.	3,233,816	4,250,700
28,000	Atmos Energy Corp.	696,786	1,271,760
18,500	Chesapeake Utilities Corp.	683,716	1,110,370
20,000	CONSOL Energy Inc.	703,801	760,800
25,219	Corning Natural Gas Holding Co.	284,308	462,769
59,000	Delta Natural Gas Co. Inc.	605,006	1,320,420
11,445	GDF Suez	387,206	269,160
34,000	Piedmont Natural Gas Co. Inc.	537,684	1,127,440
12,000	RGC Resources Inc.	128,344	228,960

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2013

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Natural Gas Utilities (Continued)
123,000	Southwest Gas Corp.	$3,884,311	$6,876,930
112,000	Spectra Energy Corp.	3,057,603	3,989,440
3,000	The Laclede Group Inc.	117,524	136,620

		14,320,105	21,805,369

	Natural Resources — 1.5%
5,000	Anadarko Petroleum Corp.	282,110	396,600
8,000	Atlas Resource Partners LP	153,311	163,840
32,000	Compania de Minas Buenaventura SA, ADR	360,262	359,040
10,000	Exxon Mobil Corp.	547,153	1,012,000
2,000	Hess Corp.	129,120	166,000
105,093	Peabody Energy Corp.	2,161,371	2,052,466
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	285,080

		3,870,647	4,435,026

	Services — 1.0%
22,000	ABB Ltd., ADR	423,035	584,320
240,000	Invensys plc	1,856,907	2,020,931
20,000	Weatherford International Ltd.†	294,736	309,800

		2,574,678	2,915,051

	Water — 3.6%
27,000	American States Water Co.	300,087	775,710
27,000	American Water Works Co. Inc.	580,500	1,141,020
27,291	Aqua America Inc.	221,006	643,795
24,000	Artesian Resources Corp., Cl. A	249,469	550,800
40,000	California Water Service Group	555,152	922,800
7,500	Connecticut Water Service Inc.	146,455	266,325
50,000	Middlesex Water Co.	784,887	1,047,000
100,000	Severn Trent plc	2,763,670	2,823,408
80,000	SJW Corp.	1,482,532	2,383,200
9,000	The York Water Co.	108,269	188,370

		7,192,027	10,742,428

	Diversified Industrial — 0.7%
1,500	Alstom SA	90,463	54,633
2,000	AZZ Inc.	75,347	97,720
70,000	General Electric Co.	1,183,272	1,962,100

		1,349,082	2,114,453

	Environmental Services — 0.2%
3,000	Suez Environnement Co.	0	53,756
30,000	Veolia Environnement SA	487,553	489,269

		487,553	543,025

	Equipment and Supplies — 0.1%
50,000	Capstone Turbine Corp.†	83,080	64,500
3,000	Mueller Industries Inc.	143,922	189,030

		227,002	253,530

			Market
Shares		Cost	Value

	Independent Power Producers and Energy Traders — 0.4%
42,802	NRG Energy Inc.	$1,003,954	$1,229,273

	TOTAL ENERGY AND UTILITIES	151,072,205	217,379,303

	COMMUNICATIONS — 13.7%
	Cable and Satellite — 6.4%
10,000	British Sky Broadcasting Group plc	104,676	139,763
100,000	Cablevision Systems Corp., Cl. A	1,473,865	1,793,000
200	Charter Communications Inc., Cl. A†	24,815	27,352
5,000	Cogeco Cable Inc.	105,008	225,841
20,000	Cogeco Inc.	389,461	922,193
20,000	DIRECTV†	323,247	1,381,800
40,000	DISH Network Corp., Cl. A†	827,048	2,316,800
10,000	EchoStar Corp., Cl. A†	280,860	497,200
4,000	Internap Network Services Corp.†	29,132	30,080
22,500	Liberty Global plc, Cl. A†	803,191	2,002,275
21,846	Liberty Global plc, Cl. C†	702,308	1,842,055
8,000	Rogers Communications Inc., Cl. B	119,139	362,000
100,900	Telenet Group Holding NV	4,805,483	6,020,825
10,000	Time Warner Cable Inc.	997,170	1,355,000

		10,985,403	18,916,184

	Communications Equipment — 0.2%
230,000	Furukawa Electric Co. Ltd.	1,052,385	576,583
1,000	QUALCOMM Inc.	37,010	74,250

		1,089,395	650,833

	Telecommunications — 4.4%
40,000	AT&T Inc.	1,039,609	1,406,400
3,000	Belgacom SA	97,094	88,754
3,800	Bell Aliant Inc.(b)	101,567	95,870
200	Bell Aliant Inc.	5,496	5,033
11,000	BT Group plc, ADR	343,602	694,430
30,000	CenturyLink Inc.	953,655	955,500
230,000	Cincinnati Bell Inc.†	864,262	818,800
43,000	Deutsche Telekom AG, ADR	678,352	742,180
11,800	Global Telecom Holding, GDR†(c)	53,385	39,530
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	76
1,000	Mobistar SA	14,151	18,985
18,500	Nippon Telegraph & Telephone Corp.	859,917	994,303
2,000	Orange SA, ADR	22,799	24,700
11,800	Orascom Telecom Media and Technology Holding SAE, GDR(b)	20,761	5,664
24,000	Portugal Telecom SGPS SA	236,529	104,333

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2013

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Telecommunications (Continued)
2,000	PT Indosat Tbk	$1,061	$682
3,000	Sistema JSFC, GDR(c)	66,136	96,360
1,200	Tele2 AB, Cl. B	14,604	13,592
10,000	Telefonica Deutschland Holding AG	66,184	82,542
35,000	Telekom Austria AG	397,662	265,016
25,000	T-Mobile US Inc.	406,250	841,000
40,000	Touch America Holdings Inc.†	38,488	0
100,000	Verizon Communications Inc.	3,481,424	4,914,000
75,000	VimpelCom Ltd., ADR	720,805	970,500

		10,483,812	13,178,250

	Wireless Communications — 2.7%
1,200	America Movil SAB de CV, Cl. L, ADR	9,424	28,044
1,000,000	Cable & Wireless Communications plc	613,691	931,476
2,000	China Mobile Ltd., ADR	33,988	104,580
2,000	China Unicom Hong Kong Ltd., ADR	16,278	30,120
171	M1 Ltd.	210	443
19,000	Millicom International Cellular SA, SDR	1,476,163	1,892,068
1,154	Mobile Telesystems OJSC†	6,303	11,518
11,250	Mobile TeleSystems OJSC, ADR	175,074	243,337
40,000	NII Holdings Inc.†	293,579	110,000
100,000	NTT DoCoMo Inc.	1,438,659	1,638,021
2,000	SK Telecom Co. Ltd., ADR	32,986	49,240
400	SmarTone Telecommunications Holdings Ltd.	207	457
25,000	Turkcell Iletisim Hizmetleri A/S, ADR†	404,775	333,750
40,000	United States Cellular Corp.	1,791,484	1,672,800
20,000	Vodafone Group plc, ADR	576,702	786,200

		6,869,523	7,832,054

	TOTAL COMMUNICATIONS	29,428,133	40,577,321

	OTHER — 2.5%
	Aerospace — 0.7%
100,000	Rolls-Royce Holdings plc	809,939	2,111,346
8,600,000	Rolls-Royce Holdings plc, Cl. C†(d)	13,889	14,241

		823,828	2,125,587

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	20,880

	Entertainment — 0.6%
70,000	Vivendi SA	2,243,823	1,844,614

			Market
Shares		Cost	Value

	Investment Companies — 0.2%
10,000	Kinnevik Investment AB, Cl. A	$221,538	$465,340
3,000	Kinnevik Investment AB, Cl. B	41,537	138,949

		263,075	604,289

	Real Estate — 0.1%
4,500	Brookfield Asset Management Inc., Cl. A	48,735	174,735
258	Brookfield Property Partners LP	5,583	5,145

		54,318	179,880

	Specialty Chemicals — 0.5%
223,200	AZ Electronic Materials SA	1,445,090	1,459,959

	Transportation — 0.4%
25,000	GATX Corp.	762,636	1,304,250

	TOTAL OTHER	5,622,981	7,539,459

	TOTAL COMMON STOCKS	186,123,319	265,496,083

	WARRANTS — 0.3%
	ENERGY AND UTILITIES — 0.3%
	Natural Gas Integrated — 0.3%
211,200	Kinder Morgan Inc., expire 05/25/17†	281,849	857,472

	COMMUNICATIONS — 0.0%
	Wireless Communications — 0.0%
16,000	Bharti Airtel Ltd., expire 08/04/16†(b)	76,395	85,502

	TOTAL WARRANTS	358,244	942,974

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Environmental Services — 0.0%
$100,000	Covanta Holding Corp. 3.250%, 06/01/14	100,000	117,437

	U.S. GOVERNMENT OBLIGATIONS — 10.3%
30,554,000	U.S. Treasury Bills, 0.020% to 0.100%††, 01/09/14 to 06/26/14(e)	30,542,748	30,547,369

TOTAL INVESTMENTS — 100.0%		$217,124,311	297,103,863

See accompanying notes to financial statements.

The Gabelli Utility Trust

Schedule of Investments (Continued) — December 31, 2013

Notional		Termination	Unrealized
Amount		Date	Appreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS

$ 1	Rolls-Royce Holdings plc, Cl. C(f).	06/27/14	$14,241
(8,600,000 Shares)
2,054,962	Rolls-Royce Holdings plc(f)	06/27/14	55,652
(100,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		69,893

			Market
			Value

Other Assets and Liabilities (Net)			$3,215,573
PREFERRED STOCK
(1,154,188 preferred shares outstanding)			(51,332,200)

NET ASSETS — COMMON STOCK
(41,671,328 common shares outstanding)			$249,057,129

NET ASSET VALUE PER COMMON SHARE
($249,057,129 ÷ 41,671,328 shares outstanding)			$5.98

(a)	Securities, or a portion thereof, with a value of $6,264,700, are reserved and/or pledged with the custodian for current or potential holdings of swaps.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of Rule 144A securities amounted to $187,036 or 0.06% of total investments.

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2013, the market value of Regulation S securities amounted to $135,890 or 0.05% of total investments, which were as follows:

Acquisition Shares	Issuer			12/31/13 Carrying Value Per Share
		Acquisition Date	Acquisition Cost
11,800	Global Telecom Holding, GDR	07/27/09	$53,385	$3.3500
3,000	Sistema JSFC, GDR	10/10/07	66,136	32.1200
(d)	At December 31, 2013, the Fund held an investment in a restricted and illiquid security amounting to $14,241 or 0.00% of total investments, which was as follows:

				12/31/13
				Carrying
Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	Value Per Share
8,600,000	Rolls-Royce Holdings plc, Cl. C	10/23/13	$13,889	$0.0017

(e)	At December 31, 2013, $500,000 of the principal amount was pledged as collateral for the equity contract for difference swap agreements.
(f)	At December 31, 2013, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $217,124,311)	$297,103,863
Foreign currency, at value (cost $76)	76
Cash	60,559
Receivable for investments sold	11,891,018
Dividends and interest receivable	522,238
Deferred offering expense	101,694
Unrealized appreciation on swap contracts	69,893
Prepaid expenses	4,623

Total Assets	309,753,964

Liabilities:
Distributions payable	33,146
Payable for investments purchased	8,268,096
Payable for investment advisory fees	720,791
Payable for payroll expenses	37,262
Payable for accounting fees	3,750
Other accrued expenses	301,590

Total Liabilities	9,364,635

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$249,057,129

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$170,064,135
Accumulated net investment loss	(160,498)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(900,656)
Net unrealized appreciation on investments	79,979,552
Net unrealized appreciation on swap contracts	69,893
Net unrealized appreciation on foreign currency translations	4,703

Net Assets	$249,057,129

Net Asset Value per Common Share:
($249,057,129 ÷ 41,671,328 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.98

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $179,961)	$9,417,920
Interest	33,701

Total Investment Income	9,451,621

Expenses:
Investment advisory fees	2,935,673
Shareholder communications expenses	162,142
Shareholder services fees	143,740
Trustees’ fees	116,000
Payroll expenses	94,054
Legal and audit fees	92,434
Custodian fees	45,788
Accounting fees	45,000
Miscellaneous expenses	116,039

Total Expenses	3,750,870

Net Investment Income	5,700,751

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	18,132,978
Net realized gain on swap contracts	655,192
Net realized loss on foreign currency transactions	(3,139)

Net realized gain on investments, swap contracts, and foreign currency transactions	18,785,031

Net change in unrealized appreciation/depreciation:
on investments	22,466,729
on swap contracts	64,339
on foreign currency translations	5,024

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	22,536,092

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	41,321,123

Net Increase in Net Assets Resulting from Operations	47,021,874

Total Distributions to Preferred Shareholders	(1,999,609)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$45,022,265

See accompanying notes to financial statements.

The Gabelli Utility Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Operations:
Net investment income	$5,700,751	$5,043,298
Net realized gain on investments, swap contracts, and foreign currency transactions	18,785,031	10,002,256
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	22,536,092	(5,197,924)

Net Increase in Net Assets Resulting from Operations	47,021,874	9,847,630

Distributions to Preferred Shareholders:
Net investment income	(1,480,190)	(683,458)
Net realized gain	(519,419)	(1,298,347)

Total Distributions to Preferred Shareholders	(1,999,609)	(1,981,805)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	45,022,265	7,865,825

Distributions to Common Shareholders:
Net investment income	(4,928,383)	(4,468,482)
Net realized gain	(17,412,262)	(8,488,654)
Return of capital	(2,501,908)	(6,240,961)

Total Distributions to Common Shareholders	(24,842,553)	(19,198,097)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	—	53,963,237
Net increase in net assets from common shares issued upon reinvestment of distributions.	3,052,102	2,502,183
Offering costs for common shares charged to paid-in capital	—	(500,000)
Adjustment to offering costs for common shares credited to paid-in capital	88,565	—

Net Increase in Net Assets from Fund Share Transactions	3,140,667	55,965,420

Net Increase in Net Assets Attributable to Common Shareholders	23,320,379	44,633,148

Net Assets Attributable to Common Shareholders:
Beginning of year	225,736,750	181,103,602

End of year (including undistributed net investment income of $0 and $0, respectively)	$249,057,129	$225,736,750

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$5.48	$5.69	$5.33	$5.20	$5.09

Net investment income (a)	0.14	0.15	0.15	0.15	0.17
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	1.01	0.19	0.86	0.73	0.69

Total from investment operations	1.15	0.34	1.01	0.88	0.86

Distributions to Preferred Shareholders: (a)
Net investment income	(0.04)	(0.02)	(0.04)	(0.06)	(0.06)
Net realized gain	(0.01)	(0.04)	(0.02)	—	—

Total distributions to preferred shareholders	(0.05)	(0.06)	(0.06)	(0.06)	(0.06)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.10	0.28	0.95	0.82	0.80

Distributions to Common Shareholders:
Net investment income	(0.12)	(0.14)	(0.11)	(0.08)	(0.08)
Net realized gain	(0.42)	(0.26)	(0.07)	—	—
Paid-in capital	(0.06)	(0.20)	(0.42)	(0.64)	(0.64)

Total distributions to common shareholders	(0.60)	(0.60)	(0.60)	(0.72)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00 (b)	0.02	0.01	0.03	0.03
Increase in net asset value from common shares issued in rights offering	—	0.11	—	—	—
Increase in net asset value from repurchase of preferred shares	—	—	—	—	0.00 (b)
Offering costs for issuance of rights charged to paid-in capital	0.00 (b)	(0.02)	—	—	—

Total Fund share transactions	0.00 (b)	0.11	0.01	0.03	0.03

Net Asset Value Attributable to Common Shareholders, End of Year	$5.98	$5.48	$5.69	$5.33	$5.20

NAV total return†	20.99%	4.56%	16.90%	13.76%	14.19%

Market value, end of year	$6.39	$6.16	$7.80	$6.39	$9.02

Investment total return††	14.13%	(14.26)%	33.67%	(21.38)%	70.88%

See accompanying notes to financial statements.

The Gabelli Utility Trust

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$300,389	$277,069	$232,436	$218,843	$212,179
Net assets attributable to common shares, end of year (in 000’s)	$249,057	$225,737	$181,104	$167,511	$160,847
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.36%	2.84%	2.72%	3.01%	3.68%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.55%	1.75%	1.92%	1.93%	2.04%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.55%	1.59%	1.92%	1.91%	2.04%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.28%	1.36%	1.48%	1.45%	1.50%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.28%	1.23%	1.48%	1.44%	1.50%
Portfolio turnover rate	16%	3%	1%	1%	4%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$28,832	$28,832	$28,832	$28,832	$28,832
Total shares outstanding (in 000’s)	1,153	1,153	1,153	1,153	1,153
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.25	$26.00	$25.47	$25.15	$23.86
Asset coverage per share	$146.30	$134.94	$113.20	$106.58	$103.34
Series B Auction Rate Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$22,500	$22,500	$22,500	$22,500	$22,500
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share.	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$146,297	$134,939	$113,202	$106,582	$103,336
Asset Coverage (e)	585%	540%	453%	426%	413%

†

For 2013 based on net asset value per share, adjusted for reinvestment of distributions at NAV on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009 were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan, and adjustments for rights offerings.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.
(d)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(e)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Utility Trust

Notes to Financial Statements

1. Organization. The Gabelli Utility Trust (the “Fund”) operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.

The Fund’s primary objective is long term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 – quoted prices in active markets for identical securities;

—	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Alternative Energy	$367,632	—	$648	$368,280
Merchant Energy	4,643,200	—	0	4,643,200
Natural Gas Utilities	21,342,600	$462,769	—	21,805,369
Other Industries	190,562,454	—	—	190,562,454
COMMUNICATIONS
Telecommunications	13,178,250	—	0	13,178,250
Other Industries (a)	27,399,071	—	—	27,399,071
OTHER
Aerospace	2,111,346	—	14,241	2,125,587
Other Industries (a)	5,413,872	—	—	5,413,872
Total Common Stocks	265,018,425	462,769	14,889	265,496,083
Warrants (a)	857,472	85,502	—	942,974
Convertible Corporate Bonds (a)	—	117,437	—	117,437
U.S. Government Obligations	—	30,547,369	—	30,547,369
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$265,875,897	$31,213,077	$14,889	$297,103,863
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACT:
Contract for Difference Swap Agreements	—	$69,893	—	$69,893

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2013, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2013 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation
$2,054,962 (100,000 Shares)	Market Value Appreciation on: Rolls-Royce Holdings plc	One month LIBOR plus 90 bps plus Market Value Depreciation on: Rolls-Royce Holdings plc	06/27/14	$55,652
1 (8,600,000 Shares)	Rolls-Royce Holdings plc, Cl. C	Rolls-Royce Holdings plc, Cl. C	06/27/14	14,241

				$69,893

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2013 had an average monthly notional amount of approximately $1,746,908.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

At December 31, 2013, the Fund’s derivative assets (by type) are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Assets
Equity Contract for Difference Swap Agreements	$69,893	—	—	—	$69,893

As of December 31, 2013, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2013, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassifications of gains on investments in swaps. These reclassifications have no impact on the NAV of

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

the Fund. For the year ended December 31, 2013, reclassifications were made to decrease accumulated net investment loss by $651,909 and to increase accumulated net realized loss on investments, swaps contracts, and foreign currency transactions by $652,295, with an offsetting adjustment to paid-in capital.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and Series B Auction Market Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$5,126,520	$1,539,698	$4,468,482	$683,458
Net long term capital gains	17,214,125	459,911	8,488,654	1,298,347
Return of capital	2,501,908	—	6,240,961	—

Total distributions paid	$24,842,553	$1,999,609	$19,198,097	$1,981,805

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	$78,958,188
Other temporary differences*	34,806

Total	$78,992,994

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and mark-to-market and accrual adjustments on investments in swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

At December 31, 2013, the differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$218,149,647	$84,650,268	$(5,696,052)	$78,954,216

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Preferred Shares for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the year ended December 31, 2013, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of Preferred Shares. Thus, advisory fees were accrued on these assets.

During the year ended December 31, 2013, the Fund paid brokerage commissions on security trades of $16,574 to G.research, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

from affiliates of the Adviser). For the year ended December 31, 2013, the Fund paid or accrued $94,054 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $43,793,879 and $41,471,038, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2013 and 2012, the Fund did not repurchase any common shares of beneficial interest in the open market.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Net increase from common shares issued in rights offering	—	—	8,993,873	$53,963,237
Net increase from common shares issued upon reinvestment of distributions	487,519	$3,052,102	344,013	2,502,183

Net increase	487,519	$3,052,102	9,337,886	$56,465,420

A shelf registration authorizing the offering of an additional $100 million of common or preferred shares was declared effective by the SEC on October 18, 2012.

On November 12, 2012, the record date, the Fund distributed one transferable right for each of the 32,120,972 common shares outstanding. Five rights were required to purchase one additional common share at the subscription price of $6.00 per share. Record date shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the offering document. On December 21, 2012, the Fund issued 8,993,873 shares of common stock, receiving net proceeds of $53,463,237, after $411,435 of offering expenses. The NAV per share of the Fund was increased by approximately $0.11 per share as a result of the issuance of shares above NAV.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A and Series B Preferred at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund may redeem at anytime, in whole or in part, the Series A and Series B Preferred at the redemption price. During the years ended December 31, 2013 and December 31, 2012, the Fund did not repurchase any shares of Series A and Series B Preferred.

The Series B Preferred dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Preferred may also trade their shares in the secondary market.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2013	Net Proceeds	2013 Dividend Rate Range	Dividend Rate at 12/31/2013	Accrued Dividend at 12/31/2013
A 5.625%	July 31, 2003	1,200,000	1,153,288	$28,895,026	Fixed Rate	5.625%	$27,030
B Auction Market	July 31, 2003	1,000	900	24,590,026	1.625% to 1.692%	1.683%	6,116

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Utility Trust

Notes to Financial Statements (Continued)

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. On January 28, 2014, the secondary credit rating agency for the Series B Preferred changed from Standards & Poor’s Rating Services to Fitch Ratings (“Fitch”). The Series B Preferred is rated AA by Fitch and Aa3 by Moody’s Investors Services. Management has evaluated the impact on all other subsequent events of the Fund and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utility Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Utility Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2014

The Gabelli Utility Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address1 and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 71	Since 1999***	27	Chairman, Chief Executive Officer, ChiefInvestment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Trustee Age: 69	Since 1999**	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 78	Since 1999*	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 75	Since 1999**	20	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008

Vincent D. Enright Trustee Age: 70	Since 1999***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Frank J. Fahrenkopf Jr. Trustee Age: 74	Since 1999*	7	Former President and Chief Executive Officer of the American Gaming Association (1995-2012); Co- Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Robert J. Morrissey Trustee Age: 74	Since 1999*	6	Partner in law firm Morrissey, Hawkins, & Lynch	—

Kuni Nakamura Trustee Age: 45	Since 2012***	13	President of Advanced Polymer, Inc. (chemical wholesales company)	—

Anthony R. Pustorino Trustee Age: 88	Since 1999**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Salvatore J. Zizza Trustee Age: 68	Since 1999*	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Utility Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc., July 2008-2010; President of Teton Advisors, Inc., 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011.

David I. Schachter Vice President and Ombudsman Age: 60	Since 1999	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of G.research, Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	— Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	— Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	— Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2013

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (c)	Dividend Reinvestment Price
Common Stock
	01/24/13	01/16/13	$0.05000	$0.01234	$0.03265	$0.00501	$6.43150
	02/21/13	02/13/13	0.05000	0.01234	0.03265	0.00501	6.30800
	03/21/13	03/14/13	0.05000	0.01234	0.03265	0.00501	6.43150
	04/23/13	04/16/13	0.05000	0.01234	0.03265	0.00501	6.63100
	05/23/13	05/16/13	0.05000	0.01234	0.03265	0.00501	6.53600
	06/21/13	06/14/13	0.05000	0.01234	0.03265	0.00501	6.01350
	07/24/13	07/17/13	0.05000	0.01234	0.03265	0.00501	6.26050
	08/23/13	08/16/13	0.05000	0.01234	0.03265	0.00501	6.14650
	09/23/13	09/16/13	0.05000	0.01234	0.03265	0.00501	6.05250
	10/24/13	10/17/13	0.05000	0.01234	0.03265	0.00501	6.25100
	11/21/13	11/14/13	0.05000	0.01234	0.03265	0.00501	6.07050
	12/19/13	12/13/13	0.05000	0.01234	0.03265	0.00501	6.03250

			$0.60000	$0.14808	$0.39180	$0.06012
5.625% Series A Cumulative Preferred Shares

	03/26/13	03/19/13	$0.35156	$0.09639	$0.25517
	06/26/13	06/19/13	0.35156	0.09639	0.25517
	09/26/13	09/19/13	0.35156	0.09639	0.25517
	12/26/13	12/18/13	0.35156	0.09639	0.25517

			$1.40625	$0.38556	$1.02069

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2013 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the fiscal year ended December 31, 2013 were $17,674,036, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2013, the Fund paid to common and 5.625% Series A Cumulative Preferred shareholders ordinary income dividends of $0.14808 and $0.38556 per share, respectively. For 2013, 100% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 0.33% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2013 derived from U.S. Government securities was 0.27%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2013. The percentage of U.S. Government securities held as of December 31, 2013 was 10.30%.

THE GABELLI UTILITY TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2013

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Return of Capital (c)	Total Distributions (a)	Adjustment to Cost Basis (d)

Common Stock
2013	$ 0.14232	$ 0.00576	$ 0.39180	$0.06012	$ 0.60000	$0.06012
2012	0.13920	—	0.26520	0.19560	0.60000	0.19560
2011	0.11520	0.05880	0.01080	0.41520	0.60000	0.41520
2010	0.07788	—	—	0.64212	0.72000	0.64212
2009	0.07596	—	—	0.64404	0.72000	0.64404
2008	0.10716	0.00360	0.04212	0.56712	0.72000	0.56712
2007	0.15458	0.03985	0.28795	0.23762	0.72000	0.23762
2006	0.15750	0.03900	0.52350	—	0.72000	—
2005	0.15240	0.02280	0.54480	—	0.72000	—
2004 (g)	0.09348	0.02958	0.00229	0.59465	0.72000	0.59465
2003 (f)	0.08544	0.01128	0.21240	0.41088	0.72000	0.41088
2002 (e)	0.11175	0.00210	0.35900	0.24690	0.72000	0.24690
2001	0.20835	0.33142	0.16023	—	0.70000	—
2000	0.05620	0.14020	0.80360	—	1.00000	—
1999	0.08049	0.00090	0.06861	—	0.15000	—
5.625% Series A Cumulative Preferred Stock
2013	$ 0.37067	$ 0.01489	$ 1.02069	—	$ 1.40625	—
2012	0.48293	—	0.92332	—	1.40625	—
2011	0.87922	0.44909	0.07794	—	1.40625	—
2010	1.40625	—	—	—	1.40625	—
2009	1.40625	—	—	—	1.40625	—
2008	0.98590	0.03309	0.38726	—	1.40625	—
2007	0.44768	0.11663	0.84194	—	1.40625	—
2006	0.30694	0.07589	1.02342	—	1.40625	—
2005	0.29785	0.04494	1.06346	—	1.40625	—
2004	1.04873	0.33179	0.02572	—	1.40625	—
Series B Auction Market Cumulative Preferred Stock
2013	$110.25405	$ 4.42978	$303.60617	—	$ 418.29000	—
2012	137.82644	—	263.51356	—	401.34000	—
2011	228.93287	116.93418	20.29295	—	366.16000	—
2010	381.65000	—	—	—	381.65000	—
2009	388.12000	—	—	—	388.12000	—
2008	663.22018	22.26115	260.50866	—	945.99000	—
2007	426.72648	111.17336	802.52016	—	1,340.42000	—
2006	266.52830	65.89950	888.68220	—	1,221.11000	—
2005	177.88970	26.83920	635.15100	—	839.88000	—
2004	280.59420	88.77260	6.88340	—	376.20000	—

(a)	Total amounts may differ due to rounding.
(b)	Taxable as ordinary income.
(c)	Non-taxable.
(d)	Decrease in cost basis.
(e)	On May 22, 2002, the Fund distributed Rights equivalent to $0.09 per share based upon full subscription of all issued shares.
(f)	On August 20, 2003, the Fund also distributed Rights equivalent to $0.18 per share based upon full subscription of all issued shares.
(g)	On October 20, 2004, the Fund also distributed Rights equivalent to $0.03 per share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGUTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango Secretary
Anthony J. Colavita President, Anthony J. Colavita, P.C.	Agnes Mullady Treasurer

James P. Conn	Richard J. Walz Chief Compliance Officer David I. Schachter Vice President & Ombudsman
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

INVESTMENT ADVISER
Vincent D. Enright Former Senior Vice President & Chief Financial Officer, KeySpan Corp.	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

Frank J. Fahrenkopf, Jr. Former President & Chief Executive Officer, American Gaming Association	CUSTODIAN The Bank of New York Mellon COUNSEL

John D. Gabelli	Willkie Farr & Gallagher LLP
Senior Vice President,
G.research, Inc.	TRANSFER AGENT AND REGISTRAR
Robert J. Morrissey Partner, Morrissey, Hawkins & Lynch	Computershare Trust Company, N.A.

Kuni Nakamura President, Advanced Polymer, Inc.

Anthony R. Pustorino Certified Public Accountant, Professor Emeritus, Pace University

Salvatore J. Zizza Chairman, Zizza & Associates Corp.

GUT Q4/2013

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,307 for 2012 and $33,761 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for

2012 and $15,000 for 2013. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,625 for 2012 and $3,770 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright and Anthony R. Pustorino.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-Operations

-Legal Department

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-Proxy Department

-Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)   The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

8

at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2013. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	25.6B	7	5.2B
	Other Pooled Investment Vehicles:	15	555.2M	13	547.2M
	Other Accounts:	1,694	18.5B	21	2.3B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, Inc., he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Trust as of December 31, 2013.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/13 through 07/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 41,463,745 Preferred Series A – 1,153,288
Month #2 08/01/13 through 08/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 41,504,081 Preferred Series A – 1,153,288
Month #3 09/01/13 through 09/30/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 41,545,386 Preferred Series A – 1,153,288
Month #4 10/01/13 through 10/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 41,586,343 Preferred Series A – 1,153,288
Month #5 11/01/13 through 11/30/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 41,628,582 Preferred Series A – 1,153,288
Month #6 12/01/13 through 12/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 41,671,328 Preferred Series A – 1,153,288
Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

  (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/10/2014

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/10/2014

* Print the name and title of each signing officer under his or her signature.